BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 4th day of April, 2011, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $15,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $14,150,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

         The Parties, therefore, agree that:

       1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

          2.   Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

       3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

       4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

       5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

       6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

Energy Income and Growth Fund
First Defined Portfolio Fund, LLC
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund
First Trust Exchange-Traded Fund
First Trust Strategic High Income Fund II
First Trust Strategic High Income Fund III
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Active Dividend Income Fund
First Trust Exchange-Traded Fund II
First Trust High Income Long/Short Fund
First Trust Series Fund
First Trust Advisors L.P.
First Trust Portfolios L.P.


By:  /s/ James A. Bowen
     -----------------------------
       James A. Bowen, President

                                                  APPENDIX A

Closed-End Fund
---------------
     Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund.......................(MFD)
     First Trust Senior Floating Rate Income Fund II....................................................(FCT)
     Energy Income and Growth Fund......................................................................(FEN)
     First Trust Enhanced Equity Income Fund............................................................(FFA)
     First Trust/Aberdeen Global Opportunity Income Fund................................................(FAM)
     First Trust Mortgage Income Fund...................................................................(FMY)
     First Trust Strategic High Income Fund.............................................................(FHI)
     First Trust Strategic High Income Fund II..........................................................(FHY)
     First Trust/Aberdeen Emerging Opportunity Fund.....................................................(FEO)
     First Trust Strategic High Income Fund III.........................................................(FHO)
     First Trust Specialty Finance and Financial Opportunities Fund.....................................(FGB)
     First Trust Active Dividend Income Fund............................................................(FAV)
     First Trust High Income Long/Short Fund............................................................(FSD)

ETFS
     First Trust Exchange-Traded Fund
     --------------------------------
     First Trust Dow Jones Internet Index(SM) Fund......................................................(FDN)
     First Trust Dow Jones Select MicroCap Index(SM) Fund...............................................(FDM)
     First Trust ISE Chindia Index Fund.................................................................(FNI)
     First Trust ISE Water Index Fund...................................................................(FIW)
     First Trust ISE Revere Natural Gas Index Fund......................................................(FCG)
     First Trust Morningstar(R) Dividend Leaders(SM) Index Fund.........................................(FDL)
     First Trust NASDAQ(R) ABA Community Bank Index Fund...............................................(QABA)
     First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund.......................................(QCLN)
     First Trust NASDAQ-100 Equal Weighted Index(SM) Fund..............................................(QQEW)
     First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund........................................(QQXT)
     First Trust NASDAQ-100-Technology Sector IndexSM Fund.............................................(QTEC)
     First Trust NYSE Arca Biotechnology Index Fund.....................................................(FBT)
     First Trust S&P REIT Index Fund....................................................................(FRI)
     First Trust Strategic Value Index Fund.............................................................(FDV)
     First Trust US IPO Index Fund......................................................................(FPX)
     First Trust Value Line(R) 100 Exchange-Traded Fund.................................................(FVL)
     First Trust Value Line(R) Dividend Index Fund......................................................(FVD)
     First Trust Value Line(R) Equity Allocation Index Fund.............................................(FVI)

     First Trust Exchange-Traded Fund II
     -----------------------------------
     First Trust BICK Index Fund.......................................................................(BICK)
     First Trust Dow Jones Global Select Dividend Index Fund............................................(FGD)
     First Trust STOXX(R) European Select Dividend Index Fund...........................................(FDD)
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund..............................(FFR)
     First Trust ISE Global Copper Index Fund............................................................(CU)
     First Trust ISE Global Engineering and Construction Index Fund.....................................(FLM)
     First Trust ISE Global Platinum Index Fund........................................................(PLTM)
     First Trust ISE Global Wind Energy Index Fund......................................................(FAN)
     First Trust NASDAQ CEA Smartphone Index Fund......................................................(FONE)
     First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund..........................(GRID)

     First Trust Exchange-Traded AlphaDEX(R) Fund
     ------------------------------------------
     First Trust Consumer Discretionary AlphaDEX(R) Fund................................................(FXD)
     First Trust Consumer Staples AlphaDEX(R) Fund......................................................(FXG)
     First Trust Energy AlphaDEX(R) Fund................................................................(FXN)
     First Trust Financials AlphaDEX(R) Fund............................................................(FXO)
     First Trust Health Care AlphaDEX(R) Fund...........................................................(FXH)
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund.........................................(FXR)
     First Trust Large Cap Core AlphaDEX(R) Fund........................................................(FEX)
     First Trust Large Cap Growth AlphaDEX(R) Fund......................................................(FTC)
     First Trust Large Cap Value AlphaDEX(R) Fund.......................................................(FTA)
     First Trust Materials AlphaDEX(R) Fund.............................................................(FXZ)
     First Trust Mid Cap Core AlphaDEX(R) Fund..........................................................(FNX)
     First Trust Multi Cap Growth AlphaDEX(R) Fund......................................................(FAD)
     First Trust Multi Cap Value AlphaDEX(R) Fund.......................................................(FAB)
     First Trust Small Cap Core AlphaDEX(R) Fund........................................................(FYX)
     First Trust Technology AlphaDEX(R) Fund............................................................(FXL)
     First Trust Utilities AlphaDEX(R) Fund.............................................................(FXU)

Open-End Funds
--------------
     First Defined Portfolio Fund, LLC
     ---------------------------------
     First Trust Target Focus Four Strategy
     Global Dividend Target 15 Portfolio
     The Dow(R) DART 10 Portfolio
     The Dow(R) Target Dividend Portfolio
     Nasdaq(R) Target 15 Portfolio
     S&P Target 24 Portfolio
     Target Managed VIP Portfolio
     Value Line(R) Target 25 Portfolio

     First Trust Series Fund
     -----------------------
     First Trust Preferred Securities and Income Fund.................................................(FPEIX)
     First Trust/Confluence Small Cap Value Fund......................................................(FOVIX)

                                                  APPENDIX B

                                                                                                    RULE 17G-1
                                                                                                     REQUIRED
                                                                                                   BOND LIMITS
                                                                                                 -----------------
FIRST DEFINED PORTFOLIO FUND, LLC

The Target Managed VIP Portfolio                                                                       N/A
Dow Dart 10 Portfolio                                                                                  N/A
Global Target 15 Portfolio                                                                             N/A
S&P Target 24 Portfolio                                                                                N/A
NASDAQ Target 15 Portfolio                                                                             N/A
First Trust Target Focus Four Portfolio                                                                N/A
Value Line Target 25 Portfolio                                                                         N/A
Dow Target Dividend                                                                                    N/A

SUB-TOTAL                                                                                             $525,000


FIRST TRUST SERIES FUND

First Trust Preferred Securities and Income Fund                                                       N/A
First Trust/Confluence Small Cap Value Fund                                                            N/A

SUB-TOTAL                                                                                             $100,000


FIRST TRUST CLOSED-END FUNDS

First Trust Senior Floating Rate Income Fund II                                                       $900,000
Energy Income and Growth Fund                                                                          900,000
First Trust Enhanced Equity Income Fund                                                                750,000
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                           600,000
First Trust /Aberdeen Global Opportunity Income Fund                                                   750,000
First Trust Mortgage Income Fund                                                                       450,000
First Trust Strategic High Income Fund                                                                 350,000
First Trust Strategic High Income Fund II                                                              400,000
First Trust/Aberdeen Emerging Opportunity Income Fund                                                  525,000
First Trust Strategic High Income Fund III                                                             400,000
First Trust Specialty Finance & Financial Opportunities Fund                                           525,000
First Trust Active Dividend Income Fund                                                                525,000
First Trust High Income Long/Short Fund                                                              1,000,000

SUB-TOTAL                                                                                           $8,075,000


FIRST TRUST EXCHANGE-TRADED FUND

First Trust Dow Jones Select MicroCap Index(SM) Fund                                                   N/A
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                                             N/A
First Trust US IPO Index Fund                                                                          N/A
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                                   N/A
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                                N/A
First Trust NYSE Arca Biotechnology Index Fund                                                         N/A
First Trust Dow Jones Internet Index(SM) Fund                                                          N/A
First Trust Strategic Value Index Fund                                                                 N/A
First Trust Value Line(R) Equity Allocation Index Fund                                                 N/A
First Trust Value Line(R) Dividend Index Fund                                                          N/A
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                             N/A
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                            N/A
First Trust S&P REIT Index Fund                                                                        N/A
First Trust ISE Chindia Index Fund                                                                     N/A
First Trust ISE-Revere Natural Gas Index Fund                                                          N/A
First Trust ISE Water Index Fund                                                                       N/A
First Trust Value Line(R) 100 Exchange-Traded Fund                                                     N/A
First Trust NASDAQ(R) ABA Community Bank Index Fund                                                    N/A

SUB-TOTAL                                                                                           $2,300,000


FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

First Trust Large Cap Core AlphaDEX(R) Fund                                                            N/A
First Trust Mid Cap Core AlphaDEX(R) Fund                                                              N/A
First Trust Small Cap Core AlphaDEX(R) Fund                                                            N/A
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                                             N/A
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                                            N/A
First Trust Multi Cap Value AlphaDEX(R) Fund                                                           N/A
First Trust Multi Cap Growth AlphaDEX(R) Fund                                                          N/A
First Trust Consumer Discretionary AlphaDEX(R) Fund                                                    N/A
First Trust Consumer Staples AlphaDEX(R) Fund                                                          N/A
First Trust Energy AlphaDEX(R) Fund                                                                    N/A
First Trust Financials AlphaDEX(R) Fund                                                                N/A
First Trust Health Care AlphaDEX(R) Fund                                                               N/A
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                             N/A
First Trust Materials AlphaDEX(R) Fund                                                                 N/A
First Trust Technology AlphaDEX(R) Fund                                                                N/A
First Trust Utilities AlphaDEX(R) Fund                                                                 N/A

SUB-TOTAL                                                                                           $1,900,000


FIRST TRUST EXCHANGE-TRADED FUND II

First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                                     N/A
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                  N/A
First Trust Dow Jones Global Select Dividend Index Fund                                                N/A
First Trust ISE Global Wind Energy Index Fund                                                          N/A
First Trust ISE Global Engineering and Construction Index Fund                                         N/A
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                               N/A
First Trust ISE Global Copper Index Fund                                                               N/A
First Trust ISE Global Platinum Index Fund                                                             N/A
First Trust BICK Index Fund                                                                            N/A
First Trust NASDAQ CEA Smartphone Index Fund                                                           N/A

SUB-TOTAL                                                                                           $1,250,000

GRAND TOTAL                                                                                        $14,150,000

                                                APPENDIX C


                                                                                               PREMIUM
FIRST DEFINED PORTFOLIO FUND
       Target Managed VIP                                                                         $154
       DART 10                                                                                     $31
       Nasdaq Target 15                                                                            $29
       S&P Target 24                                                                               $46
       Global Target Dividend 15                                                                  $211
       Value Line Target 25                                                                        $62
       Target Focus Four                                                                           $58
       Dow Target Dividend                                                                        $119
                                                                                              --------
                                                                                  Total           $710
OPEN-END FUNDS
       First Trust/Confluence Small Cap Value Fund - Class A                                        $0
       First Trust/Confluence Small Cap Value Fund - Class C                                        $0
       First Trust/Confluence Small Cap Value Fund - Class F                                        $0
       First Trust/Confluence Small Cap Value Fund - Class I                                        $0
       First Trust/Confluence Small Cap Value Fund - Class R3                                       $0
       First Trust Preferred Securities and Income Fund - Class A                                   $0
       First Trust Preferred Securities and Income Fund - Class C                                   $0
       First Trust Preferred Securities and Income Fund - Class F                                   $0
       First Trust Preferred Securities and Income Fund - Class I                                   $0
       First Trust Preferred Securities and Income Fund - Class R3                                  $0
                                                                                              --------
                                                                                  Total             $0
FIRST TRUST EXCHANGE-TRADED FUND
       First Trust Dow Jones Select MicroCap Index Fund                                           $348
       First Trust Morningstar Dividend Leaders Index Fund                                      $1,894
       First Trust US IPO Index Fund                                                               $77
       First Trust NASDAQ-100 Equal Weighted Index Fund                                           $334
       First Trust NASDAQ-100 Technology Sector Index Fund                                      $1,682
       First Trust Dow Jones Internet Index Fund                                                $2,077
       First Trust NYSE Arca Biotechnology Index Fund                                             $941
       First Trust Strategic Value Index Fund                                                     $195
       First Trust NASDAQ-100 Ex-Technology                                                        $99
       First Trust NASDAQ Clean Edge                                                              $195
       First Trust NASDAQ(R) ABA Community Bank Index Fund                                         $51
       First Trust ISE Water                                                                      $246
       First Trust ISE-Revere Natural Gas                                                       $2,032
       First Trust ISE Chindia                                                                    $872
       First Trust S&P REIT                                                                       $383
       First Trust Value Line Equity Allocation                                                    $37
       First Trust Value Line Dividend Index                                                    $1,034
       First Trust Value Line 100 Exchange-Traded                                                 $349
                                                                                              --------
                                                                                  Total        $12,846
FIRST TRUST EXCHANGE-TRADED FUND II
       First Trust STOXX European Select Dividend                                                  $39
       First Trust FTSE EPRA/NAREIT Developed Markets Real Estate                                 $277
       First Trust Dow Jones Global Select Dividend                                               $231
       First Trust ISE Global Wind Energy                                                         $309
       First Trust ISE Global Engineering and Construction                                        $187
       First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                              $179
       First Trust ISE Global Copper Index Fund                                                   $242
       First Trust ISE Global Platinum Index Fund                                                  $53
       First Trust BICK Index Fund                                                                $865
       First Trust NASDAQ CEA Smartphone Index Fund                                                 $2
                                                                                              --------
                                                                                  Total         $2,384
FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
       First Trust Large Cap Core AlphaDEX Fund                                                   $519
       First Trust Mid Cap Core AlphaDEX Fund                                                     $473
       First Trust Small Cap Core AlphaDEX Fund                                                   $271
       First Trust Large Cap Value Opportunities AlphaDEX Fund                                    $393
       First Trust Large Cap Growth Opportunities AlphaDEX Fudn                                   $292
       First Trust Multi Cap Value AlphaDEX Fund                                                  $132
       First Trust Multi Cap Growth AlphaDEX Fund                                                  $49
       First Trust Consumer Discretionary AlphaDEX Fund                                         $1,449
       First Trust Consumer Staples AlphaDEX Fund                                                 $179
       First Trust Energy AlphaDEX Fund                                                           $303
       First Trust Financials AlphaDEX Fund                                                     $1,254
       Frist Trust Health Care AlphaDex Fund                                                      $296
       First Trust Industrials AlphaDEX Fund                                                      $194
       First Trust Materials AlphaDEX Fund                                                      $1,589
       First Trust Technology AlphaDex Fund                                                       $437
       First Trust Utilities AlphaDEX Fund                                                        $220
                                                                                              --------
                                                                                  Total         $8,050
FIRST TRUST CLOSED-END FUNDS
       First Trust High Income Long/Short Fund                                                  $3,443
       Macquarie/First Trust Global Opportunity Dividend & Income Fund                          $1,041
       First Trust Senior Floating Rate Income Fund II                                          $2,717
       Energy Income and Growth Fund                                                            $1,824
       First Trust Enhanced Equity Income Fund                                                  $1,394
       First Trust/Aberdeen Global Opportunity Income Fund                                      $2,228
       First Trust Mortgage Income Fund                                                           $512
       First Trust Strategic High Income Fund I                                                   $231
       First Trust Strategic High Income Fund II                                                  $336
       First Trust/Aberdeen Emerging Opportunity Fund                                             $705
       First Trust Strategic High Income Fund III                                                 $312
       First Trust Specialty Finance and Financial Opp Fd.                                        $695
       First Trust Active Dividend Income Fund                                                    $441
                                                                                              --------
                                                                                  Total        $15,879
                                                                                              --------
                                                                                               $39,869

       First Trust Advisors L.P.                                                               $23,257
       First Trust Portfolios L.P.                                                              $3,322
                                                                                              --------
                                                                                  TOTAL        $66,448
                                                                                              ========